UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2019
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Casella Waste Systems, Inc.
(Exact Name of Registrant as Specified in Charter)
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Delaware	000-23211	03-0338873
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Greens Hill Lane,
Rutland,	Vermont	05701
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (802) 775-0325
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value per share	CWST	The NASDAQ Stock Market LLC
(NASDAQ Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.
On November 6, 2019, Casella Waste Systems, Inc. (the “Company”) announced that it has commenced the remarketing of $25.0 million aggregate principal amount of New York State Environmental Facilities Corporation (the “Issuer”) Solid Waste Disposal Revenue Bonds (Casella Waste Systems, Inc. Project) Series 2014 (the “Bonds”) that were issued on December 18, 2014. The Bonds have a final maturity of December 1, 2044. Pursuant to the indenture under which the Bonds were offered (the “Indenture”), the interest rate period under which the Bonds were previously issued is expiring on December 2, 2019, and accordingly, the Company expects that the Bonds will be remarketed at a new interest rate for a new interest rate period commencing on December 2, 2019. The Bonds have been guaranteed by substantially all of the Company’s subsidiaries (the “Guarantors”), as required pursuant to the terms of the loan agreement pursuant to which the Issuer loaned the proceeds of the Bonds to the Company. The Bonds are not a general obligation of the Issuer and do not constitute an indebtedness of or a charge against the general credit of the Issuer. The Bonds are not a debt of the State of New York and are payable solely from amounts received from the Company under the terms of the Indenture. The Company intends to issue a notice of mandatory tender for the Bonds with respect to the expiring interest rate period on or about November 8, 2019. The remarketing is expected to become effective on December 2, 2019.
As of September 30, 2019, the Company and the Guarantors had approximately $515.4 million of aggregate outstanding indebtedness under the following debt arrangements: $43.4 million under the revolving credit line available under a credit agreement, $350 million of term loans made under the credit agreement and $122.0 million principal amount of tax-exempt bonds comprised of (a) the Bonds in the amount of $25.0 million and the $15.0 million principal amount of New York State Environmental Facilities Corporation Solid Waste Disposal Revenue Bonds (Casella Waste Systems, Inc. Project) Series 2014R‑2 issued on June 2, 2016 as draw-down bonds under the Indenture, (b) the $15.0 million principal amount of Finance Authority of Maine Solid Waste Disposal Revenue Bonds (Casella Waste Systems, Inc. Project) Series 2015 and the $15.0 million principal amount of Finance Authority of Maine Solid Waste Disposal Revenue Bonds (Casella Waste Systems, Inc. Project) Series 2015R‑2, (c) the $25.0 million principal amount of Finance Authority of Maine Solid Waste Disposal Revenue Bonds (Casella Waste Systems, Inc. Project) Series 2005R-3, (d) the $16.0 million principal amount of Vermont Economic Development Authority Solid Waste Disposal Revenue Bonds (Casella Waste Systems, Inc. Project) Series 2013 and (e) the $11.0 million principal amount of Business Finance Authority of the State of New Hampshire Solid Waste Disposal Revenue Bonds (Casella Waste Systems, Inc. Project) Series 2013. As of September 30, 2019, the Company also had (a) $21.4 million of additional indebtedness outstanding, including finance leases and seller financing notes, and (b) interest rate derivative agreements in the notional amount of $190.0 million to hedge interest rate risk associated with the variable portion of the Company’s long term debt. In addition, the terms of the Company’s existing indebtedness permit the Company to incur additional debt.
The Bonds are being offered only to qualified institutional buyers as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The interest rate period, interest rate and timing of the offering of the Bonds will depend upon market conditions and other factors and there can be no assurance that the offering will be completed.
The Bonds have not been and will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and other applicable securities laws.
A copy of the Company’s press release announcing the remarketing of the Bonds and the issuance of a notice of a mandatory tender of the Bonds, is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. Neither this Current Report on Form 8-K, nor the press release attached hereto as Exhibit 99.1 hereto shall constitute an offer to sell or the solicitation of an offer to buy the Bonds, nor shall there be any sale of the Bonds in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. This notice is being issued pursuant to and in accordance with Rule 135c under the Securities Act.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.
EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release of Casella Waste Systems, Inc. dated November 6, 2019, relating to the remarketing of Bonds.

101.SCH	Inline XBRL Taxonomy Extension Schema Document.**

101.CAL	Inline XBRL Taxonomy Calculation Linkbase Document.**

101.LAB	Inline XBRL Taxonomy Label Linkbase Document.**

101.PRE	Inline XBRL Taxonomy Presentation Linkbase Document.**

101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document.**

104	Cover Page Interactive Data File (formatted as inline XBRL with applicable taxonomy extension information contained in Exhibits 101).

**	Submitted Electronically Herewith.
Forward-Looking Statements
Certain matters discussed in this Current Report on Form 8-K, including, among others, the Company’s intention to remarket the Bonds, are “forward-looking statements” intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such by the context of the statements, including words such as “believe,” “expect,” “anticipate,” “plan,” “may,” “will,” “would,” “intend,” “estimate,” “guidance” and other similar expressions, whether in the negative or affirmative. These forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry and markets in which the Company operates and management’s beliefs and assumptions. The Company cannot guarantee that it actually will achieve the plans, intentions, expectations or guidance disclosed in the forward-looking statements made. Such forward-looking statements involve a number of risks and uncertainties, any one or more of which could cause actual results to differ materially from those described in the Company’s forward-looking statements. Such risks and uncertainties include or relate to, among other things: market conditions and the Company’s ability to consummate the remarketing of the Bonds, as well as additional risks and uncertainties detailed in Item 1A, “Risk Factors” in the Company’s Form 10-K for the fiscal year ended December 31, 2018. There can be no assurance that the Company will be able to complete the remarketing of the Bonds on the anticipated terms, or at all. The Company undertakes no obligation to update publicly any forward-looking statements whether as a result of new information, future events or otherwise, except as required by law.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASELLA WASTE SYSTEMS, INC.

Date: November 6, 2019	By:	/s/ Edmond R. Coletta
Edmond R. Coletta
Senior Vice President and Chief Financial Officer

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